Name                                       Dated           Amount         Maturity Date
---------------------------------------    ------------    ----------     ---------------
Southshore Capital, Ltd.*                  July 9, 1999    $1,100,000     August 23, 1999

*    This document has been filed.

                                 PROMISSORY NOTE


$1,100,000.00                                                        Switzerland

                                                                   July, 9, 1999

         FOR VALUE RECEIVED, the undersigned, SWISSRAY INTERNATIONAL INC., a New York corporation (the "Borrower"), hereby promises to pay to the order of SOUTHSHORE CAPITAL, LTD. (the "Lender"), the principal amount of $1,100,000.00 in lawful money of the United States of America in same day or other immediately available funds, together with interest, payable on or before August 23, 1999. In the event that this note is paid off on or before August 9, 1999, then the Borrower shall pay the principal amount of 1,100,000 together with accrued interest of three percent (3.0%) for a total of $1,133,000.

         In the event that this note is paid off after August 9, 1999, the Borrower shall still be responsible for the $33,000 of accrued interest. Also, any principal amount still outstanding on August 23, 1999, shall bear interest at a rate equal to three percent (3.0%) per thirty calendar period on a pro rata basis until August 23, 1999.

         The obligations of Borrower under this Note are secured under the provisions of that certain Security Agreement dated July 9, 1999, by the "Collateral" and all "proceeds" as those terms are defined in the Security Agreement. The Collateral shall be purchase orders copies of which are attached hereto as Exhibit A.

         In the event the Promissory Note is not paid in full on or before its due date, then in such event the terms of the Contingent Subscription Agreement, Debenture and Registration Rights Agreement, which are incorporated herein by reference and made a part hereof, shall apply and control. The "Due Date" of the Promissory Note shall mean August 23, 1999.

         Borrower hereby waives presentment, protest, notice of protest and notice of dishonor of this Note. The non-exercise by the Lender of any rights hereunder in any particular instance shall not constitute a waiver thereof in that or any other subsequent instance. The Borrower shall no create any class of indebtedness that ranks senior to this Note.

         Nothing contained herein shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by applicable law. In the event that the rate of interest required to be paid hereunder exceeds the maximum rate permitted by such law, such rate shall automatically be reduced to the maximum rate permitted by such law.

         The  Borrower  and any  endorsers  hereof,  for  themselves  and  their respective representatives, successors and assigns expressly (a) waive presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, diligence in collection, and the benefit of any applicable exemptions, including, but not limited to, exemptions claimed under insolvency laws, and (b) consent that the Lender may release or surrender, exchange or substitute any property or other collateral or security now held or which may hereafter be held as security for the payment of this Promissory Note, or may release any guarantor, or may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby.

         Borrower hereby grants to Lender a security interest in the Collateral to secure the payment of the entire Note balance. As to any Collateral, Lender shall have the rights of a secured party under the Uniform Commercial Code as in effect in the State of New York.

SECURED CREDITORS. Borrower represents and warrants that it shall not create or incur any indebtedness or obligation for borrowed money except for indebtedness with respect to trade obligations and other normal accruals in the ordinary course of business not yet due and payable, and shall not grant any other security interests until payment and performance in full of the obligations hereunder, unless Lender otherwise consents in writing. Borrower represents, warrants and covenants that the Collateral and proceeds are not subject to any security interest, lien, prior assignment, or other encumbrance of any nature whatsoever except for the security interest created by this Note.

         AFFIRMATIVE COVENANTS. Borrower covenants and agrees that from the date hereof until payment and performance in full of the obligations hereunder, unless Lender otherwise consents in writing:

         (a) Use of Proceeds. The proceeds disbursed under the Note shall be used solely for working capital and/or costs related to assembly and delivery of Borrower's ddR-Multi System.

         (b) Borrower represents and warrants that there are no actions, suits, investigations or proceedings pending or threatened against or affecting the validity or enforceability of this Note and there are no outstanding orders or judgments of any court or governmental authority or awards of any arbitrator or arbitration board against the Borrower, except as may be indicated in Borrower's current Registration Statement on Form S-1 as filed with the SEC under File No. 333-59829.

DEFAULT. If any of the following events occur (a "default"), Lender may declare the entire Note balance, together with any other amounts that Borrower owes Lender, to be immediately due and payable:

         (a) Borrower fails to pay when due any principal or interest under the terms of this Note;

         (b) Borrower fails to observe or perform any covenant or agreement set forth in this Note or in any instrument, document or agreement concerning the Collateral;

         (c) Borrower makes a general assignment for the benefit of its creditors, files or become the subject of a petition in bankruptcy, for an arrangement with its creditors or for reorganization under any federal or state bankruptcy or other insolvency law;

         (d) Borrower files or becomes the subject of a petition for the appointment of a receiver, custodian, trustee or liquidator of the party or of all or substantially all of its assets under any federal or state bankruptcy or other insolvency law;

         (e)      Borrower  is  voluntarily  or  involuntarily   terminated   or
dissolved;

         (f) Borrower or any accommodation maker, endorser or guarantor enters into any merger or consolidation, or sale, lease, liquidation or other disposition of all or substantially all of its assets or any transaction outside the ordinary course of its business or for less than fair consideration or substantially equivalent value without Lender's prior written consent; or

         (g) Any written representation or written statement made herein or any other written representation or written statement made or furnished to Lender by Borrower was materially incorrect or misleading at the time it was made or furnished.

LITIGATION.

          (a) Forum Selection and Consent to Jurisdiction. Any litigation based on or arising out of, under, or in connection with, this Promissory Note shall be brought and maintained exclusively in the federal courts of the State of New York. The parties hereby expressly and irrevocably submit to the jurisdiction of the federal courts of the State of New York for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Borrower further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of New York. The Borrower hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Borrower hereby irrevocably waives such immunity in respect of its obligations under this agreement and the other loan documents.

         (b) Waiver of Jury Trial. The Lender and the Borrower hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Lender or the Borrower. The Borrower acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for the Lender entering into this agreement.

MISCELLANEOUS.

         (a) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

         (b) Neither this Promissory Note nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled, except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

         (c) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Borrower, c/o Gary B. Wolff 747 Third Avenue, 25th Floor, New York, NY 10017 and
(ii) if to Lender c/o Joseph B. LaRocco, Esq. 49 Locust Avenue, Suite 107, New Canaan, CT 06840.

         (d) This Promissory Note shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into, and to be performed in New York by and between residents of New York, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Lender, its successors and assigns. If any provision of this Promissory Note is invalid or unenforceable under any applicable statue or rule of law, then such provisions shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         THE BORROWER ACKNOWLEDGES THAT THE TRANSACTIONS IN CONNECTION WITH WHICH THIS NOTE WAS EXECUTED AND DELIVERED AND WHICH ARE CONTEMPLATED BY THE TERMS OF THE AGREEMENT ARE, IN ALL CASES, COMMERCIAL TRANSACTIONS; AND THE BORROWER HEREBY EXPRESSLY WAIVES ANY AND ALL CONSTITUTIONAL RIGHTS IT MAY HAVE AS NOW CONSTITUTED OR HEREAFTER AMENDED, WITH REGARD TO NOTICE, ANY JUDICIAL PROCESS AND ANY AND ALL OTHER RIGHTS IT MAY HAVE, AND THE LENDER MAY INVOKE ANY PREJUDGMENT REMEDY AVAILABLE TO IT OR ITS SUCCESSORS OR ASSIGNS.

                                     SWISSRAY INTERNATIONAL INC.


                                     By___________________________________
                                     Ruedi G. Laupper its Chairman and President duly authorized